UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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(Amendment No.    )

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T-Mobile US, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 2, 2015. T-MOBILE US, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 10, 2015 Date: June 2, 2015 Time: 9:30 AM PDT Location: Hotel Bellevue 11200 Southeast 6th Street Bellevue, Washington 98004 T-MOBILE US, INC. ATTN: MARC ROME 12920 SE 38TH STREET BELLEVUE, WA 98006 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain M88936-P60033

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M88937-P60033

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) W. Michael Barnes 07) Raphael Kübler 02) Thomas Dannenfeldt 08) Thorsten Langheim 03) Srikant M. Datar 09) John J. Legere 04) Lawrence H. Guffey 10) Teresa A. Taylor 05) Timotheus Höttges 11) Kelvin R. Westbrook 06) Bruno Jacobfeuerborn The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Rati?cation of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting ?rm for ?scal year 2015. 3. Proposal to Approve the T-Mobile US, Inc. 2014 Employee Stock Purchase Plan. The Board of Directors recommends you vote AGAINST proposals 4 and 5. 4. Stockholder Proposal Related to Human Rights Risk Assessment. 5. Stockholder Proposal Related to Proxy Access. NOTE: Consider any other business that is properly brought before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting. M88938-P60033